EXHIBIT 10.2

FIRST AMENDMENT TO THE

AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

OF

LIPIMETIX DEVELOPMENT, INC.

This FIRST AMENDMENT TO THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT (the “First Amendment”) is entered into to be effective as of August 11, 2017 (the “Effective Date”) by and among LipimetiX Development, Inc., a Delaware corporation (the “Company”), and the stockholders executing this First Amendment below representing the Required Holders (as defined below).

RECITALS

WHEREAS, the Company and the stockholders of the Company entered into that certain Amended and Restated Stockholders Agreement, dated as of August 25, 2016 (the “Stockholders Agreement”);

WHEREAS, pursuant to Section 11.1 of the Stockholders Agreement, the Stockholders Agreement may be amended by a Supermajority in Interest of the Stockholders (as defined therein);

WHEREAS, the Company and the undersigned stockholders, representing a Supermajority in Interest, desire to amend the Stockholders Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and conditions hereinafter set forth, the parties hereto agree as follows:

A.                Definitions. Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms as set forth in the Original Agreement unless the context clearly requires otherwise. References provided in this First Amendment to the “Agreement” shall be deemed to refer to the Original Agreement as modified by this First Amendment.

B.                 Amendment of Definition of “New Shares.” The definition of “New Shares” in Section 1.1 is hereby amended by replacing clause (b) with the following: “(b) Common Shares issuable upon the exercise of options, warrants or other rights to purchase such shares issued or issuable pursuant to the Company’s stock option plan(s) in effect from time to time, or upon the conversion of shares of Series A Preferred Stock or Series B Preferred Stock or convertible debt approved by the Board,”.

C.                 Amendment of Section 2. Section 2.1 is hereby amended to read in its entirety as set forth below:

2.1       Board of Directors; Composition; Vacancies. Each Stockholder shall vote (in person, by proxy or by action by written consent, as applicable) all of such Stockholder’s Capital Stock, whether now owned or hereafter acquired or which such Stockholder may be empowered to vote, from time to time and at all times, in whatever manner shall be necessary to ensure that the number of directors who comprise the Board shall be seven (7) and the members of the Board shall consist of the following:

(a)       Subject to the provisions of Section 2.1(e) below, the Board shall be comprised as follows: (i) provided that the LX Stockholders continue to hold any Shares, three (3) individuals designated in writing by the LX Majority Holders (the “LX Directors”), who shall initially be Dennis I. Goldberg, Ph.D., Eric Morrel, Ph.D., and a person to be designated by the LX Majority Holders; (ii) provided that the CAPS Stockholders continue to hold any Shares, three (3) individuals designated in writing by the CAPS Majority Holders (the “CAPS Directors”), who shall initially be J.M. Holliman, III, Randolph C. Steer, M.D., Ph.D., and Michael M. Toporek; and (iii) provided that the Series B Investors continue to hold any shares of Series B-1 Preferred Stock, one individual, provided such individual constitutes a Qualified Designee as defined below, designated in writing by the Series B-1 Majority Holders (the “Series B Director”), who shall initially be Randall R. Lunn. To the extent that any of the clauses in (i) through (iii) shall not be applicable because the LX Stockholders, CAPS Stockholders or Series B Investors, as applicable, no longer hold any of the applicable shares of the Company, any members of the Board who would otherwise have been designated in accordance with the terms thereof shall instead be voted upon by all of the stockholders of the Company entitled to vote thereon in accordance with, and pursuant to, the Certificate of Incorporation.

(b)       In the event that a vacancy is created on the Board at any time due to the death, disability, retirement, resignation or removal of a LX Director and provided that the LX Majority Holders are still entitled to designate the LX Directors pursuant to Section 2.1(a) above, then the LX Majority Holders shall have the right to designate an individual to fill such vacancy, provided that such individual constitutes a Qualified Designee, and the Company and each Stockholder hereby agree to take such actions as may be required to ensure the election or appointment of such designee to fill such vacancy on the Board. In the event that the LX Majority Holders shall fail to designate in writing a representative to fill a vacant LX Director position on the Board, and such failure shall continue for more than fifteen (15) days after notice from any director to the LX Stockholders with respect to such failure, then the vacant position shall be filled by an individual designated by the LX Directors then in office; provided, however, that such individual shall be removed from such position if the LX Majority Holders so direct and simultaneously designate a new LX Director.

(c)       In the event that a vacancy is created on the Board at any time due to the death, disability, retirement, resignation or removal of a CAPS Director and provided that the CAPS Majority Holders are still entitled to designate the CAPS Directors pursuant to Section 2.1(a) above, then the CAPS Majority Holders shall have the right to designate an individual to fill such vacancy, provided that such individual constitutes a Qualified Designee, and the Company and each Stockholder hereby agree to take such actions as may be required to ensure the election or appointment of such designee to fill such vacancy on the Board. In the event that the CAPS Majority Holders shall fail to designate in writing a representative to fill a vacant CAPS Director position on the Board, and such failure shall continue for more than fifteen (15) days after notice from any director to the CAPS Stockholders with respect to such failure, then the vacant position shall be filled by an individual designated by the CAPS Directors then in office; provided, however, that such individual shall be removed from such position if the CAPS Majority Holders so direct and simultaneously designate a new CAPS Director.

(d)       In the event that a vacancy is created on the Board at any time due to the death, disability, retirement, resignation or removal of a Series B Director and provided that the Series B-1 Majority Holders are still entitled to designate the applicable Series B Director pursuant to Section 2.1(a) above, then the Series B-1 Majority Holders shall have the right to designate an individual to fill such vacancy, provided that such individual constitutes a Qualified Designee, and the Company and each Stockholder hereby agree to take such actions as may be required to ensure the election or appointment of such designee to fill such vacancy on the Board. In the event that the Series B-1 Majority Holders shall fail to designate in writing a representative to fill the vacant Series B Director position on the Board, and such failure shall continue for more than fifteen (15) days after notice from any director to the Series B Investors with respect to such failure, then the vacant position shall be filled by the remaining Directors then in office; provided, however, that such individual shall be removed from such position if the Series B-1 Majority Holders so direct and simultaneously designate a new Series B Director.

(e)       As used herein, a “Qualified Designee” shall mean a designee for election to the Board that satisfies the following requirements:

(i)       none of the “bad actor” disqualifying events described in Rule 506(d)(1)(i)-(viii) promulgated under the Securities Act of 1933, as amended (each, a “Disqualification Event”) shall be applicable to such designee; and

(ii)       Such designee shall not be employed by, provide services to, or otherwise be affiliated with a Directly Competitive Business.

D.                Full Force and Effect. All of the provisions of the Original Agreement are ratified and confirmed except as modified by this First Amendment.

E.                 Counterpart. This First Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall be deemed one original. PDF or facsimile copies of manually executed signature pages to this First Amendment are fully binding and enforceable without the need for delivery of the original manually executed signature page.

F.                  Cooperation. Each party hereto agrees to execute and deliver such additional documents and instruments and to perform such additional acts as any party may reasonably request or as may be reasonably necessary or appropriate to effectuate, consummate and perform any other terms, provisions, or conditions of this First Amendment or the Original Agreement.

[Remainder of page intentionally left blank. Signature page follows.]

IN WITNESS WHEREOF, the parties have executed this First Amendment, effective as of the date first set forth above.

COMPANY: LIPIMETIX DEVELOPMENT, INC. By: /s/ Dennis I. Goldberg, Ph.D. Name: Dennis I. Goldberg, Ph.D. Title: President & CEO

STOCKHOLDERS:

CAPS:

CAPSTONE THERAPEUTICS CORP.,
a Delaware corporation

By: /s/ John M. Holliman, III

J.M. Holliman, III

Executive Chairman

LX STOCKHOLDERS:

/s/ Dennis I. Goldberg, Ph.D.

Dennis I. Goldberg, Ph.D.

/s/ M. Francis

Estate of Philip M. Friden, Ph.D.

/s/ Eric Morrel, Ph.D.

Eric Morrel, Ph.D.

/s/ G.M. Anantharamaiah

G.M. Anantharamaiah

/s/ Palgunachari Mayakonda

Palgunachari Mayakonda

_____________________________

Frederick Meyer

Michael Webb ______________________________ Jeffrey Elton THE UAB RESEARCH FOUNDATION By: ___________________________ Kathy L. Nugent Chief Executive Officer

SERIES B INVESTORS:
JAMES W. STUCKERT REVOCABLE TRUST By: ________________________________ Its: ________________________________
SOLOMON ODEN HOWELL REV. TRUST By: ________________________________ Its: ________________________________
___________________________________ John F. Rasor, Sole and Separate
___________________________________ John M. Holliman III, Sole and Separate
NAPEAN CAPITAL GROUP, LLC By: ________________________________ Its: ________________________________
___________________________________ Parvinderjit Singh Khanuja

THE TAMBOLI FAMILY TRUST By: ________________________________ Its: ________________________________
MLPF&S AS CUSTODIAN FBO MARK PRYNN By: ________________________________ Its: ________________________________
SATISH JOSHI AND SHIMA JOSHI FAMILY TRUST DATED NOV. 1st, 1996 By: ________________________________ Its: ________________________________
___________________________________ Quinn P. Williams
___________________________________ Randall R. Lunn
___________________________________ Harry George